United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AQUA METALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy and
log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and

return it in the envelope we have provided.

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999	VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on May 22, 2017 at 10:00 a.m. P.T.

VOTE BY FAX Mark, sign and date your proxy card fax it to (646) 536-3179

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Aqua Metals Inc. Common Stock

       DETACH PROXY CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSALS 2 AND 3.

(1)	Election of Directors:

☐	FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW	☐

INSTRUCTION:

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Dr. Stephen R. Clarke	02 Thomas Murphy	03 Vincent L. DiVito

04 Mark Slade	05 Mark Stevenson

(2)	To ratify the appointment of Armanino LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017;

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(3)	To approve the Company's Amended and Restated 2014 Stock Incentive Plan.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

Date	Signature	Signature, if held jointly

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person

* SPECIMEN *	AC:ACCT9999	90.00

Annual Meeting of Stockholders

May 22, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
To Be Held on May 22, 2017

The Annual Report on Form 10-K and the Proxy Statement for the Annual Meeting

are available at http://investors.aquametals.com/

AQUA METALS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Dr. Stephen R. Clarke and Thomas Murphy, and each of them, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Aqua Metals, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on May 22, 2017, at 10:00 a.m. PT at the Waterfront Hotel, 10 Washington Street, Oakland, California 94607. Each share of Common Stock is entitled to one vote. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of the appointment of Armanino LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017, FOR the approval of the Company’s Amended and Restated 2014 Stock Incentive Plan, and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable.

Directions to the Annual Meeting can be obtained by calling (510) 479-7635. Please check here if you plan to attend the Annual Meeting of Stockholders on May 22, 2017 at 10:00 a.m. (PT). ☐

(Continued and to be signed on Reverse Side)